UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 5, 2011

Sunstone Hotel Investors, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-32319	20-1296886
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

120 Vantis, Suite 350 Aliso Viejo, California		92656
(Address of Principal Executive Offices)		(Zip Code)

(949) 330-4000

(Registrant’s telephone number including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07(d)   Submission of Matters to a Vote of Security Holders

The board of directors of Sunstone Hotel Investors, Inc. (the “Company”) decided, in light of the vote of its annual meeting of shareholders held on May 4, 2011, to hold an annual vote on the compensation of executives in its proxy materials until the next required vote on the frequency of shareholder votes on the compensation of executives.

The results of the shareholder vote at its annual meeting held on May 4, 2011 were disclosed by the Company on a Current Report on Form 8-K filed with the Securities and Exchange Commission on May 9, 2011 (the “Original Report”). This Current Report on Form 8-K/A amends the Original Report solely for the purpose of disclosing the Company’s board of directors decision on the frequency of shareholder votes on the compensation of executives.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sunstone Hotel Investors, Inc.

Date: August 10, 2011	By:	/s/ John V. Arabia
John V. Arabia Principal Financial Officer and Duly Authorized Officer